Exhibit 10.25

JOINDER TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS JOINDER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Joinder”) is entered into as of November 2, 2015, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its respective successors and permitted assigns, is referred to hereinafter as a “Lender” and collectively as the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation (“PPPI”; Parent and PPPI, are referred to hereinafter each individually as a “Original Borrower”, and individually and collectively, jointly and severally, as the “Original Borrowers”), POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company (“PI Acquisition”) and BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company (“Bi-Phase”; together with PI Acquisition, the “New Borrowers” and each, individually, a “New Borrower”).

WHEREAS, the Original Borrowers, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Parent has formed PI Acquisition and Bi-Phase, two new wholly-owned subsidiaries; and

WHEREAS, pursuant to Section 5.11 of the Credit Agreement, certain Wholly-owned Subsidiaries of the Loan Parties must execute and deliver certain Loan Documents to Agent, and the joinder to the Credit Agreement by the undersigned New Borrowers may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.    Joinder. In accordance with Section 5.11 of the Credit Agreement, each of the New Borrowers is hereby joined to the Credit Agreement as a Borrower with the same force and effect as if originally named therein as a “Borrower”, and each of the Borrowers hereby (i) agrees to be bound by the terms and conditions of the Credit Agreement applicable to it as a “Borrower”, (b) is a party as a Borrower under the Credit Agreement, in each case as if such New Borrower were a direct signatory thereto and (c) represents and warrants that the representations and warranties made by it as a “Borrower” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the preceding sentence, without limiting any provision of any Loan Document to which each of the New Borrowers is now becoming a party as a Borrower, and in accordance with the terms of the Loan Documents, each of the New Borrowers agrees to be jointly and severally liable with the Original Borrowers for all Obligations.

3.    Schedules. Schedules 4.1(b), 4.1(c), 4.11 and 4.24 attached hereto amend and restate Schedules 4.1(b), 4.1(c), 4.11 and 4.24 to the Credit Agreement and shall be deemed a part thereof for all purposes of the Credit Agreement.

4.    Continuing Effect. Except as expressly set forth in Section 2 or 3 of this Joinder, nothing in this Joinder shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. Except as specifically provided herein, Agent and each Lender hereby reserves and preserves all of its rights and remedies against any Loan Party under the Credit Agreement and the Loan Documents.

5.    Reaffirmation and Confirmation; Covenant. Each of the New Borrowers represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Borrower and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). Each Loan Party party hereto hereby agrees that this Joinder in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party party hereto in all respects.

6.    Effectiveness. This Joinder shall become effective upon the execution and delivery hereof by the parties hereto.

7.    Miscellaneous.

(a)    THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

(b)    Counterparts. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

(c)    Loan Documents. This Joinder shall constitute a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed and delivered as of the date first above written.

ORIGINAL BORROWERS:	POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation

	By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Chief Financial Officer

PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

NEW BORROWERS:	POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company

	By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Chief Financial Officer

BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, as Lead Arranger, as Book Runner, and as a Lender

By:	/s/ Brian Hynds
Name:	Brian Hynds
Title:	Vice President